UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2008.

URANIUM 308 CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2820 W. Charleston Blvd., Suite 22 Las Vegas, Nevada (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code (866) 892-5232

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 28, 2008, Uranium 308 Corp. (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) with Mongolia Energy Limited (“MEL”), a subsidiary of the Company, Tooroibandi Limited (“Tooroibandi”), a subsidiary of the Company, Mongolia Metals Limited (“MML”), a company organized under the laws of the British Virgin Islands, and Hong Kong Mongolia Metals Limited (“HKMML”), a company organized under the laws of Mongolia and a wholly-owned subsidiary of MML, whereby the Company has agreed to issue 12,000,000 shares of common stock of the Company to MML in exchange for MEL receiving a 10% ownership interest in MML; and Tooroibandi has agreed to allow HKMML the use of certain land holdings controlled by Tooroibandi for HKMML’s exploration and development of four (4) tin exploration licenses referenced as license numbers 13061X, 13062X, 13063X and 13064X covering 4658 hectares (collectively, the “Licenses”), which Licenses are located approximately 70 km southeast of Ulaanbaatar, the capital of Mongolia, in exchange for Tooroibandi receiving a 1% ownership interest in HKMML, all in accordance with the terms and conditions of the Share Purchase Agreement.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which is attached hereto as Exhibit 10.1.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2008 (the “Closing Date”), the Company completed the Share Purchase Agreement, entered into between the Company, MEL, Tooroibandi, MML and HKMML whereby MEL acquired a 10% ownership interest in MML in exchange for the issuance of 12,000,000 shares of common stock of the Company, which have already been issued to MML. In addition, HKMML is in the process of having Tooroibandi registered as a 1% owner of the registered capital in HKMML, which is expected to be finalized in the next 30 days and Tooroibandi has already had certain land holdings registered to HKMML for use under the Licenses granted to HKMML.

ITEM 8.01. OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibits 99.1.

2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

Exhibit 10.1	Share Purchase Agreement between Uranium 308 Corp., Mongolia Energy Limited, Tooroibandi Limited, Mongolia Metals Limited and Hong Kong Mongolia Metals Limited, dated January 28, 2008.

Exhibit 99.1	Press Release dated February 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2008

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name: Dennis Tan
Title: President and a Director

3